UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2010

CNL Lifestyle Properties, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-51288	20-0183627
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification no.)

450 South Orange Ave. Orlando, Florida	32801
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

As previously disclosed in the Company’s quarterly report on Form 10-Q filed August 13, 2010, its Annual Meeting of Stockholders was held in Orlando, Florida on June 16, 2010, at which the Company’s stockholders elected each of its five directors for an additional term. The meeting was held for the purpose of electing the board of directors and transacting such other business as may properly have come before the meeting or any adjournment or postponement thereof.

The two proposals were submitted to a vote of stockholders and received votes as follows:

a.	The stockholders approved the election of the following persons as directors of the company for one-year terms:

Name	For	Withheld
Bruce Douglas	126,272,511	3,417,925
Dennis N. Folken	126,192,741	3,497,695
Robert J. Woody	126,383,026	3,307,410
Robert A. Bourne	126,392,413	3,298,022
James M. Seneff, Jr.	126,394,323	3,296,112

b.	To transact such other business as may properly have come before the meeting or any adjournment or postponement thereof:

For	Against	Abstentions
122,383,587	2,101,045	5,205,803

Item 8.01	Other Events.

On October 25, 2010, Vail Resorts, Inc. acquired 100% of the equity interest in the companies that operate Northstar-at-Tahoe Resort and The Village at Northstar from Booth Creek Resort Properties LLC and became the Company’s tenants under the existing leases on the property. The Company issued a press release describing the impact of the transaction, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated November 2, 2010.

Certain statements in this report are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements generally are characterized by the use of terms such as “may,” “will,” “should,” “plan,” “anticipate,” “estimate,” “predict,” “believe” and “expect” or the negative of these terms or other comparable terminology. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, actual results could differ materially from those set forth in the forward-looking statements. Given these uncertainties, the Company cautions investors and potential investors not to place undue reliance on such statements. The Company undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect future events or circumstances or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 5, 2010	CNL LIFESTYLE PROPERTIES, INC.

/s/ Joseph T. Johnson
Name: Joseph T. Johnson
Title: Senior Vice President and Chief Accounting Officer